CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS AND ENCLOSED BY BRACKETS. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


--------------------------------------------------------------------------------


                                LETTER AGREEMENT

                                 by and between

                            ANSYS DIAGNOSTICS, INC.

                                      and

                          MOLECULAR INNOVATIONS, INC.

                            Dated September 24, 1998


--------------------------------------------------------------------------------

                                                                 EXHIBIT 10.15


September 24, 1998



Molecular Innovations, Inc.
717 Yosemite Circle
Denver, Colorado  80220

Attention:  Jack Wheeler

Re:         Development and Optimization of XtraAMP
            and SCIP for [***]

Dear Jack:

This letter is intended to set forth the mutual understanding of ANSYS Diagnostics, Inc. ("ANSYS"), and Molecular Innovations, inc. ("MII"), regarding the development and optimization phase in producing the above-referenced devices for commercial use and application.

MII and ANSYS shall collaborate in the development and optimization of [***] and the automation of production processes for XtraAMP. Each party shall undertake its development obligations hereunder at its sole cost and expense. MII shall retain any patentable rights associated with each of XtraAMP and [***] and ANSYS shall retain any patentable rights associated with manufacturing processes developed by ANSYS.

MII's responsibilities in the development and optimization phase are:

1. To provide such information regarding methods, reagent volumes, sequences and other use requirements as may be requested by ANSYS or as may be relevant to the development and optimization of the devices.

2. To provide such technical personnel as may be necessary to conduct feasibility tests of the products and deliver results to ANSYS in a timely manner.

3. To provide reagents and any other MII proprietary components and materials as are necessary to produce the devices.

ANSYS' obligations hereunder are:

1.      To provide design and engineering support for development of [***].

2. To provide design and engineering support to develop and implement the XtraAMP manufacturing process.


[***] Confidential treatment has been requested for the redacted portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

3. To assign a project manager to supervise the development and optimization phase for [***] and to supervise the development of the XtraAMP manufacturing process.

4. To procure all necessary capital and other equipment to develop the XtraAMP manufacturing process, which equipment shall at all times remain the property of ANSYS.

The parties contemplate and agree that upon completion of the development and optimization phase hereunder to the mutual satisfaction of each of MII and ANSYS, the parties shall negotiate and agree upon final product specifications and pricing for the XtraAMP sample preparation product and for the [***] test. As consideration for the performance by ANSYS in connection with the performance of its obligations hereunder, and as a material inducement for ANSYS' agreements hereunder, MII further agrees to designate and appoint ANSYS as its exclusive manufacturer on a worldwide basis for each of XtraAMP and [***], as its non-exclusive distributor of [***] and XtraAMP in all markets in which MII has distribution rights, and as its exclusive distributor of XtraAMP in the [***] markets, all for a term not less than five (5) years from the launch date of each of the respective products.

Upon completion of the development and optimization phase for [***] and/or XtraAMP, as the case may be, MII and ANSYS agree to enter into one or more definitive agreements incorporating the product specifications, pricing, manufacturing rights and distribution rights contemplated hereby.

If the foregoing accurately sets forth our understanding regarding the matter, please indicate by signing a counterpart of this letter and returning it to me at your earliest convenience.

Very truly yours,

/s/  Stephen K. Schultheis                         AGREED AND ACCEPTED:

Stephen K. Schultheis                              MOLECULAR INNOVATIONS, Inc.
President/CEO
                                                   By:    Jack Wheeler
                                                          President

                                                          /s/  Jack Wheeler
                                                          ----------------------


[***] Confidential treatment has been requested for the redacted portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.




                                       2